Quarterly Performance Summary
Truist Financial Corporation
Fourth Quarter 2024

Financial Highlights

	Quarter Ended					Year-to-Date
(Dollars in millions, except per share data, shares in thousands)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Dec. 31	Dec. 31
	2024	2024	2024	2024	2023	2024	2023
Summary Income Statement
Interest income - taxable equivalent	$6,230	$6,407	$6,404	$6,237	$6,324	$25,278	$24,672
Interest expense	2,589	2,750	2,824	2,812	2,747	10,975	9,928
Net interest income - taxable equivalent	3,641	3,657	3,580	3,425	3,577	14,303	14,744
Less: Taxable-equivalent adjustment	51	55	53	53	58	212	220
Net interest income	3,590	3,602	3,527	3,372	3,519	14,091	14,524
Provision for credit losses	471	448	451	500	572	1,870	2,109
Net interest income after provision for credit losses	3,119	3,154	3,076	2,872	2,947	12,221	12,415
Noninterest income	1,470	1,483	(5,212)	1,446	1,363	(813)	5,498
Noninterest expense	3,035	2,927	3,094	2,953	9,557	12,009	18,678
Income (loss) before income taxes	1,554	1,710	(5,230)	1,365	(5,247)	(601)	(765)
Provision (benefit) for income taxes	265	271	(1,324)	232	(56)	(556)	738
Net income (loss) from continuing operations(1)	1,289	1,439	(3,906)	1,133	(5,191)	(45)	(1,503)
Net income (loss) from discontinued operations(1)	(13)	3	4,828	67	101	4,885	456
Net income (loss)	1,276	1,442	922	1,200	(5,090)	4,840	(1,047)
Noncontrolling interests from discontinued operations(1)	—	—	19	3	—	22	44
Preferred stock dividends and other	60	106	77	106	77	349	361
Net income (loss) available to common shareholders	1,216	1,336	826	1,091	(5,167)	4,469	(1,452)
Net income available to common shareholders - adjusted(2)	1,211	1,307	1,235	1,216	1,094	4,969	4,809
Additional Income Statement Information
Revenue - taxable equivalent	5,111	5,140	(1,632)	4,871	4,940	13,490	20,242
Pre-provision net revenue - unadjusted(2)	2,076	2,213	(4,726)	1,918	(4,617)	1,481	1,564
Pre-provision net revenue - adjusted(2)	2,164	2,306	2,209	2,132	2,221	8,811	8,868
Key Metrics
Earnings:
Earnings per share-basic from continuing operations(1)(3)	$0.93	$1.00	$(2.98)	$0.77	$(3.95)	$(0.30)	$(1.40)
Earnings per share-basic	0.92	1.00	0.62	0.82	(3.87)	$3.36	$(1.09)
Earnings per share-diluted from continuing operations(1)(3)	0.92	0.99	(2.98)	0.76	(3.95)	(0.30)	(1.40)
Earnings per share-diluted	0.91	0.99	0.62	0.81	(3.87)	3.36	(1.09)
Earnings per share-adjusted diluted(2)	0.91	0.97	0.91	0.90	0.81	3.69	3.59
Cash dividends declared per share	0.52	0.52	0.52	0.52	0.52	2.08	2.08
Common shareholders’ equity per share	43.90	44.46	42.71	38.97	39.31
Tangible common shareholders’ equity per share(2)	30.01	30.64	28.91	21.64	21.83
End of period shares outstanding	1,315,936	1,327,521	1,338,223	1,338,096	1,333,743
Weighted average shares outstanding-basic	1,317,017	1,334,212	1,338,149	1,335,091	1,333,703	1,331,087	1,331,963
Weighted average shares outstanding-diluted	1,333,701	1,349,129	1,338,149	1,346,904	1,333,703	1,331,087	1,331,963
Return on average assets	0.96%	1.10%	0.70%	0.91%	(3.74)%	0.92%	(0.19)%
Return on average common shareholders’ equity	8.4	9.1	6.1	8.4	(36.6)	8.0	(2.6)
Return on average tangible common shareholders’ equity(2)	12.9	13.8	10.4	16.3	15.0	13.3	18.9
Net interest margin - taxable equivalent(3)	3.07	3.12	3.02	2.88	2.95	3.03	2.98
Efficiency ratio-unadjusted(3)	60.0	57.5	NM	61.3	NM	90.4	93.3
Efficiency ratio-adjusted(2)(3)	57.7	55.2	56.0	56.2	55.0	56.3	56.2
Fee income ratio-unadjusted(3)	29.0	29.2	NM	30.0	27.9	NM	27.5
Fee income ratio-adjusted(2)(3)	28.8	28.9	28.7	29.7	27.6	29.0	27.2
Credit Quality
Nonperforming loans and leases as a percentage of LHFI	0.47%	0.48%	0.46%	0.45%	0.44%
Net charge-offs as a percentage of average LHFI	0.59	0.55	0.58	0.64	0.57	0.59%	0.50%
Allowance for loan and lease losses as a percentage of LHFI	1.59	1.60	1.57	1.56	1.54
Ratio of allowance for loan and lease losses to nonperforming LHFI	3.4x	3.3x	3.4x	3.4x	3.5x
Average Balances
Assets	$527,013	$519,415	$526,894	$531,002	$539,656	$526,065	$553,132
Securities(4)	124,871	117,172	121,796	131,659	134,070	123,858	137,552
Loans and leases	304,609	304,578	307,583	309,426	313,832	306,538	322,335
Deposits	390,042	384,344	388,042	389,058	395,333	387,868	401,127
Common shareholders’ equity	57,754	58,667	54,863	52,167	56,061	55,876	56,306
Total shareholders’ equity	64,295	65,341	61,677	59,011	62,896	62,593	63,099
Period-End Balances
Assets	$531,176	$523,434	$519,853	$534,959	$535,349
Securities(4)	118,104	115,606	108,416	119,419	121,473
Loans and leases	307,771	304,362	307,149	308,477	313,341
Deposits	390,524	387,778	385,411	394,265	395,865
Common shareholders’ equity	57,772	59,023	57,154	52,148	52,428
Total shareholders’ equity	63,679	65,696	63,827	59,053	59,253
Capital and Liquidity Ratios	(preliminary)
Common equity tier 1	11.5%	11.6%	11.6%	10.1%	10.1%
Tier 1	12.9	13.2	13.2	11.7	11.6
Total	14.9	15.3	15.4	13.9	13.7
Leverage	10.5	10.8	10.5	9.5	9.3
Supplementary leverage	8.8	9.1	8.9	8.0	7.9
Liquidity coverage ratio	109	112	110	115	112
Applicable ratios are annualized.
(1)On February 20, 2024, the Company entered into an agreement to sell the remaining 80% stake of the common equity in TIH to an investor group, representing substantially all of the Company’s IH segment. The sale represents a material strategic shift for the Company and as a result, the Company recast results for all periods presented under the discontinued operations basis of presentation. On May 6, 2024, the Company completed the sale resulting in an after-tax gain of $4.8 billion.
(2)Represents a non-GAAP measure. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in the appendix to Truist’s Fourth Quarter 2024 Earnings Presentation.
(3)This metric is calculated based on continuing operations.
(4)Includes AFS and HTM securities. Average balances reflect AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

Consolidated Statements of Income

	Quarter Ended					Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Dec. 31	Dec. 31
(Dollars in millions, except per share data, shares in thousands)	2024	2024	2024	2024	2023	2024	2023
Interest Income
Interest and fees on loans and leases	$4,634	$4,852	$4,879	$4,865	$4,971	$19,230	$19,518
Interest on securities	994	869	838	805	802	3,506	3,066
Interest on other earning assets	551	631	634	514	493	2,330	1,868
Total interest income	6,179	6,352	6,351	6,184	6,266	25,066	24,452
Interest Expense
Interest on deposits	1,855	2,014	2,016	1,964	1,917	7,849	6,427
Interest on long-term debt	431	454	446	482	476	1,813	2,215
Interest on other borrowings	303	282	362	366	354	1,313	1,286
Total interest expense	2,589	2,750	2,824	2,812	2,747	10,975	9,928
Net Interest Income	3,590	3,602	3,527	3,372	3,519	14,091	14,524
Provision for credit losses	471	448	451	500	572	1,870	2,109
Net Interest Income After Provision for Credit Losses	3,119	3,154	3,076	2,872	2,947	12,221	12,415
Noninterest Income
Wealth management income	345	350	361	356	346	1,412	1,358
Investment banking and trading income	262	332	286	323	165	1,203	822
Card and payment related fees	231	222	230	224	232	907	936
Service charges on deposits	237	221	232	225	229	915	873
Mortgage banking income	117	106	112	97	94	432	437
Lending related fees	93	88	89	96	153	366	447
Operating lease income	47	49	50	59	60	205	254
Securities gains (losses)	(1)	—	(6,650)	—	—	(6,651)	—
Other income	139	115	78	66	84	398	371
Total noninterest income	1,470	1,483	(5,212)	1,446	1,363	(813)	5,498
Noninterest Expense
Personnel expense	1,587	1,628	1,661	1,630	1,474	6,506	6,516
Professional fees and outside processing	415	336	308	278	305	1,337	1,192
Software expense	232	222	218	224	223	896	868
Net occupancy expense	179	157	160	160	159	656	658
Equipment expense	112	84	89	88	103	373	381
Amortization of intangibles	84	84	89	88	98	345	395
Marketing and customer development	74	75	63	56	53	268	260
Operating lease depreciation	36	34	34	40	42	144	175
Regulatory costs	56	51	85	152	599	344	824
Restructuring charges	11	25	33	51	155	120	320
Goodwill impairment	—	—	—	—	6,078	—	6,078
Other expense	249	231	354	186	268	1,020	1,011
Total noninterest expense	3,035	2,927	3,094	2,953	9,557	12,009	18,678
Earnings
Income (loss) before income taxes	1,554	1,710	(5,230)	1,365	(5,247)	(601)	(765)
Provision (benefit) for income taxes	265	271	(1,324)	232	(56)	(556)	738
Net income (loss) from continuing operations(1)	1,289	1,439	(3,906)	1,133	(5,191)	(45)	(1,503)
Net income from discontinued operations(1)	(13)	3	4,828	67	101	4,885	456
Net income (loss)	1,276	1,442	922	1,200	(5,090)	4,840	(1,047)
Noncontrolling interests from discontinuing operations(1)	—	—	19	3	—	22	44
Preferred stock dividends and other	60	106	77	106	77	349	361
Net income (loss) available to common shareholders	$1,216	$1,336	$826	$1,091	$(5,167)	$4,469	$(1,452)

Earnings Per Common Share
Basic earnings from continuing operations(1)	$0.93	$1.00	$(2.98)	$0.77	$(3.95)	$(0.30)	$(1.40)
Basic earnings	0.92	1.00	0.62	0.82	(3.87)	$3.36	(1.09)
Diluted earnings from continuing operations(1)	0.92	0.99	(2.98)	0.76	(3.95)	(0.30)	(1.40)
Diluted earnings	0.91	0.99	0.62	0.81	(3.87)	3.36	(1.09)
Weighted Average Shares Outstanding
Basic	1,317,017	1,334,212	1,338,149	1,335,091	1,333,703	1,331,087	1,331,963
Diluted	1,333,701	1,349,129	1,338,149	1,346,904	1,333,703	1,331,087	1,331,963
(1)On February 20, 2024, the Company entered into an agreement to sell the remaining 80% stake of the common equity in TIH to an investor group, representing substantially all of the Company’s IH segment. The sale represents a material strategic shift for the Company and as a result, the Company recast results for all periods presented under the discontinued operations basis of presentation. On May 6, 2024, the Company completed the sale resulting in an after-tax gain of $4.8 billion.

Consolidated Ending Balance Sheets - Five Quarter Trend

	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2024	2024	2024	2024	2023
Assets
Cash and due from banks	$5,793	$5,229	$5,204	$5,040	$5,000
Interest-bearing deposits with banks	33,975	34,411	35,675	29,510	25,230
Securities borrowed or purchased under resale agreements	2,550	2,973	2,338	2,091	2,378
Trading assets at fair value	5,100	5,209	5,558	5,268	4,332
Securities available for sale at fair value	67,464	64,111	55,969	66,050	67,366
Securities held to maturity at amortized cost	50,640	51,495	52,447	53,369	54,107
Loans and leases:
Commercial:
Commercial and industrial	154,848	153,925	156,400	157,669	160,788
CRE	20,363	20,912	21,730	22,142	22,570
Commercial construction	8,520	7,980	7,787	7,472	6,683
Consumer:
Residential mortgage	55,599	53,963	54,344	54,886	55,492
Home equity	9,642	9,680	9,772	9,825	10,053
Indirect auto	23,089	22,508	21,994	22,145	22,727
Other consumer	29,395	29,282	28,677	28,096	28,647
Credit card	4,927	4,834	4,988	4,989	5,101
Total loans and leases held for investment	306,383	303,084	305,692	307,224	312,061
Loans held for sale	1,388	1,278	1,457	1,253	1,280
Total loans and leases	307,771	304,362	307,149	308,477	313,341
Allowance for loan and lease losses	(4,857)	(4,842)	(4,808)	(4,803)	(4,798)
Premises and equipment	3,225	3,251	3,244	3,274	3,298
Goodwill	17,125	17,125	17,157	17,157	17,156
Core deposit and other intangible assets	1,550	1,635	1,729	1,816	1,909
Loan servicing rights at fair value	3,708	3,499	3,410	3,417	3,378
Other assets	37,132	34,976	34,781	36,521	34,997
Assets of discontinued operations(1)	—	—	—	7,772	7,655
Total assets	$531,176	$523,434	$519,853	$534,959	$535,349
Liabilities
Deposits:
Noninterest-bearing deposits	$107,451	$105,984	$107,310	$110,901	$111,624
Interest checking	109,042	109,493	102,654	108,329	104,757
Money market and savings	137,307	134,349	136,989	133,176	135,923
Time deposits	36,724	37,952	38,458	41,859	43,561
Total deposits	390,524	387,778	385,411	394,265	395,865
Short-term borrowings	29,205	20,859	22,816	26,329	24,828
Long-term debt	34,956	36,770	34,616	39,071	38,918
Other liabilities	12,812	12,331	13,183	13,119	12,946
Liabilities of discontinued operations	—	—	—	3,122	3,539
Total liabilities	467,497	457,738	456,026	475,906	476,096
Shareholders’ Equity:
Preferred stock	5,907	6,673	6,673	6,673	6,673
Common stock	6,580	6,638	6,691	6,690	6,669
Additional paid-in capital	35,628	36,020	36,364	36,197	36,177
Retained earnings	23,777	23,248	22,603	22,483	22,088
Accumulated other comprehensive loss	(8,213)	(6,883)	(8,504)	(13,222)	(12,506)
Noncontrolling interests	—	—	—	232	152
Total shareholders’ equity	63,679	65,696	63,827	59,053	59,253
Total liabilities and shareholders’ equity	$531,176	$523,434	$519,853	$534,959	$535,349
(1)Includes goodwill and intangible assets of $5.0 billion as of March 31, 2024 and December 31, 2023.

Average Balances and Rates - Quarters

	Quarter Ended
	December 31, 2024			September 30, 2024			June 30, 2024			March 31, 2024			December 31, 2023
(Dollars in millions)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)
Assets
AFS and HTM securities at amortized cost:
U.S. Treasury	$14,387	$196	5.40%	$12,986	$151	4.65%	$11,138	$101	3.66%	$9,853	$37	1.49%	$10,967	$38	1.37%
U.S. government-sponsored entities (GSE)	412	3	3.42	377	4	3.41	382	3	3.27	389	3	3.40	389	2	3.23
Mortgage-backed securities issued by GSE	109,644	792	2.89	103,374	711	2.75	108,358	720	2.66	117,301	735	2.51	118,548	736	2.48
States and political subdivisions	411	5	4.14	417	3	4.14	420	5	4.14	421	4	4.15	421	5	4.16
Non-agency mortgage-backed	—	—	—	—	—	—	1,480	10	2.56	3,676	27	2.95	3,725	22	2.37
Other	17	—	5.16	18	1	5.18	18	—	5.29	19	—	5.35	20	—	5.47
Total securities	124,871	996	3.19	117,172	870	2.97	121,796	839	2.76	131,659	806	2.45	134,070	803	2.39
Loans and leases:
Commercial:
Commercial and industrial	153,209	2,293	5.95	154,102	2,482	6.41	157,043	2,550	6.53	158,385	2,572	6.53	160,278	2,657	6.58
CRE	20,504	337	6.47	21,481	373	6.88	21,969	381	6.93	22,400	389	6.95	22,755	400	6.94
Commercial construction	8,261	147	7.26	7,870	152	7.79	7,645	147	7.85	7,134	137	7.83	6,515	127	7.84
Consumer:
Residential mortgage	54,390	536	3.94	53,999	525	3.89	54,490	525	3.86	55,070	528	3.84	55,658	532	3.83
Home equity	9,675	189	7.78	9,703	196	8.04	9,805	195	8.02	9,930	196	7.92	10,104	199	7.80
Indirect auto	22,790	411	7.19	22,121	399	7.18	22,016	381	6.95	22,374	372	6.69	23,368	381	6.46
Other consumer	29,355	606	8.21	29,015	603	8.26	28,326	581	8.25	28,285	561	7.98	28,913	561	7.69
Credit card	4,926	143	11.54	4,874	150	12.20	4,905	148	12.14	4,923	146	11.96	4,996	149	11.84
Total loans and leases held for investment	303,110	4,662	6.12	303,165	4,880	6.41	306,199	4,908	6.44	308,501	4,901	6.38	312,587	5,006	6.36
Loans held for sale	1,499	21	5.87	1,413	24	6.49	1,384	22	6.56	925	15	6.38	1,245	21	6.82
Total loans and leases	304,609	4,683	6.12	304,578	4,904	6.41	307,583	4,930	6.44	309,426	4,916	6.38	313,832	5,027	6.36
Interest earning trading assets	5,462	79	5.86	5,454	84	6.05	5,515	84	6.11	4,845	79	6.50	4,680	80	6.92
Other earning assets(3)	37,697	472	4.91	38,933	549	5.54	39,250	551	5.56	30,567	436	5.74	28,956	414	5.65
Total earning assets	472,639	6,230	5.25	466,137	6,407	5.47	474,144	6,404	5.42	476,497	6,237	5.25	481,538	6,324	5.22
Nonearning assets	54,374			53,278			50,109			46,921			50,485
Assets of discontinued operations	—			—			2,641			7,584			7,633
Total assets	$527,013			$519,415			$526,894			$531,002			$539,656
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$107,075	679	2.52	$103,899	732	2.80	$103,894	707	2.74	$103,537	684	2.65	$101,722	635	2.48
Money market and savings	138,242	838	2.41	136,639	914	2.66	135,264	873	2.60	134,696	832	2.49	137,464	843	2.43
Time deposits	36,757	338	3.66	37,726	368	3.88	41,250	436	4.24	41,937	448	4.30	41,592	439	4.19
Total interest-bearing deposits	282,074	1,855	2.62	278,264	2,014	2.88	280,408	2,016	2.89	280,170	1,964	2.82	280,778	1,917	2.71
Short-term borrowings	25,006	303	4.81	20,781	282	5.41	26,016	362	5.58	26,230	366	5.62	24,958	354	5.62
Long-term debt	34,133	431	5.06	35,318	454	5.13	36,721	446	4.87	40,721	482	4.74	40,818	476	4.67
Total interest-bearing liabilities	341,213	2,589	3.02	334,363	2,750	3.27	343,145	2,824	3.31	347,121	2,812	3.26	346,554	2,747	3.15
Noninterest-bearing deposits	107,968			106,080			107,634			108,888			114,555
Other liabilities	13,537			13,631			13,318			12,885			12,433
Liabilities of discontinued operations	—			—			1,120			3,097			3,218
Shareholders’ equity	64,295			65,341			61,677			59,011			62,896
Total liabilities and shareholders’ equity	$527,013			$519,415			$526,894			$531,002			$539,656
Average interest-rate spread			2.23			2.20			2.11			1.99			2.07

Net interest income/ net interest margin		$3,641	3.07%		$3,657	3.12%		$3,580	3.02%		$3,425	2.88%		$3,577	2.95%
Taxable-equivalent adjustment		51			55			53			53			58
Memo: Total deposits	$390,042	1,855	1.89%	$384,344	2,014	2.08%	$388,042	2,016	2.09%	$389,058	1,964	2.03%	$395,333	1,917	1.92%
(1)Represents daily average balances. Unrealized gains and losses on available-for-sale securities are included in nonearning assets. Active hedge basis adjustments for fair value hedges are included in nonearning assets and other liabilities. In the third quarter of 2024, Truist revised its presentation of active hedge basis adjustments for fair value hedges on securities to be included in nonearning assets for all periods presented.
(2)Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3)Includes cash equivalents, interest-bearing deposits with banks, FHLB stock, and other earning assets.

Average Balances and Rates - Year-To-Date

	Year-to-Date
	December 31, 2024			December 31, 2023
(Dollars in millions)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)
Assets
AFS and HTM securities at amortized cost:
U.S. Treasury	$12,100	$485	4.01%	$11,021	$132	1.20%
U.S. government-sponsored entities (GSE)	390	13	3.38	348	10	2.94
Mortgage-backed securities issued by GSE	109,652	2,958	2.70	121,923	2,821	2.31
States and political subdivisions	417	17	4.14	424	18	4.13
Non-agency mortgage-backed	1,282	37	2.85	3,816	89	2.34
Other	17	1	5.25	20	1	5.37
Total securities	123,858	3,511	2.83	137,552	3,071	2.23
Loans and leases:
Commercial:
Commercial and industrial	155,674	9,897	6.36	163,983	10,389	6.34
CRE	21,585	1,480	6.81	22,741	1,535	6.71
Commercial construction	7,729	583	7.67	6,125	459	7.62
Consumer:
Residential mortgage	54,486	2,114	3.88	56,131	2,121	3.78
Home equity	9,778	776	7.94	10,388	765	7.36
Indirect auto	22,326	1,563	7.00	25,621	1,563	6.10
Other consumer	28,748	2,351	8.18	28,412	2,061	7.25
Student	—	—	—	2,453	170	6.91
Credit card	4,907	587	11.96	4,876	565	11.59
Total loans and leases held for investment	305,233	19,351	6.34	320,730	19,628	6.12
Loans held for sale	1,305	82	6.31	1,605	102	6.37
Total loans and leases	306,538	19,433	6.34	322,335	19,730	6.12
Interest earning trading assets	5,320	326	6.12	4,739	314	6.64
Other earning assets(3)	36,622	2,008	5.48	29,335	1,557	5.31
Total earning assets	472,338	25,278	5.35	493,961	24,672	4.99
Nonearning assets	51,185			51,554
Assets of discontinued operations	2,542			7,617
Total assets	$526,065			$553,132
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$104,606	2,802	2.68	$103,465	2,184	2.11
Money market and savings	136,217	3,457	2.54	138,841	2,834	2.04
Time deposits	39,406	1,590	4.04	36,803	1,409	3.83
Total interest-bearing deposits	280,229	7,849	2.80	279,109	6,427	2.30
Short-term borrowings	24,499	1,313	5.36	24,478	1,286	5.25
Long-term debt	36,713	1,813	4.94	49,678	2,215	4.46
Total interest-bearing liabilities	341,441	10,975	3.21	353,265	9,928	2.81
Noninterest-bearing deposits	107,639			122,018
Other liabilities	13,343			11,560
Liabilities of discontinued operations	1,049			3,190
Shareholders’ equity	62,593			63,099
Total liabilities and shareholders’ equity	$526,065			$553,132
Average interest-rate spread			2.14			2.18

Net interest income/ net interest margin		$14,303	3.03%		$14,744	2.98%
Taxable-equivalent adjustment		212			220
Memo: Total deposits	$387,868	7,849	2.02%	$401,127	6,427	1.60%
(1)Represents daily average balances. Unrealized gains and losses on available-for-sale securities are included in nonearning assets. Active hedge basis adjustments for fair value hedges are included in nonearning assets and other liabilities. In the third quarter of 2024, Truist revised its presentation of active hedge basis adjustments for fair value hedges on securities to be included in nonearning assets for all periods presented.
(2)Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3)Includes cash equivalents, interest-bearing deposits with banks, FHLB stock, and other earning assets.

Credit Quality

	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2024	2024	2024	2024	2023
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$521	$575	$459	$512	$470
CRE	298	302	360	261	284
Commercial construction	3	1	—	23	24
Consumer:
Residential mortgage	166	156	161	151	153
Home equity	116	118	123	130	122
Indirect auto	259	252	244	256	268
Other consumer	66	63	64	61	59
Total nonaccrual loans and leases held for investment	1,429	1,467	1,411	1,394	1,380
Loans held for sale	—	5	9	22	51
Total nonaccrual loans and leases	1,429	1,472	1,420	1,416	1,431
Foreclosed real estate	3	3	5	4	3
Other foreclosed property	45	53	51	56	54
Total nonperforming assets	$1,477	$1,528	$1,476	$1,476	$1,488
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$19	$5	$8	$12	$7
CRE	1	—	—	—	—
Commercial construction	—	—	1	—	1
Consumer:
Residential mortgage - government guaranteed	430	394	375	408	418
Residential mortgage - nonguaranteed	51	39	27	33	21
Home equity	9	7	7	10	11
Indirect auto	—	—	1	1	2
Other consumer	23	22	19	18	21
Credit card	54	51	51	56	53
Total loans 90 days past due and still accruing	$587	$518	$489	$538	$534
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$168	$116	$109	$158	$230
CRE	60	10	8	21	5
Commercial construction	3	4	—	—	—
Consumer:
Residential mortgage - government guaranteed	318	305	340	286	326
Residential mortgage - nonguaranteed	401	366	392	352	313
Home equity	60	63	58	59	70
Indirect auto	622	596	592	540	669
Other consumer	236	233	214	226	271
Credit card	81	76	78	74	87
Total loans 30-89 days past due	$1,949	$1,769	$1,791	$1,716	$1,971

	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2024	2024	2024	2024	2023
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.64%	0.58%	0.59%	0.56%	0.63%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.19	0.17	0.16	0.18	0.17
Nonperforming loans and leases as a percentage of loans and leases held for investment	0.47	0.48	0.46	0.45	0.44
Nonperforming loans and leases as a percentage of loans and leases(1)	0.46	0.48	0.46	0.46	0.46
Nonperforming assets as a percentage of:
Total assets(1)	0.28	0.29	0.28	0.28	0.28
Loans and leases plus foreclosed property	0.48	0.50	0.48	0.47	0.46
Net charge-offs as a percentage of average loans and leases	0.59	0.55	0.58	0.64	0.57
Allowance for loan and lease losses as a percentage of loans and leases	1.59	1.60	1.57	1.56	1.54
Ratio of allowance for loan and lease losses to:
Net charge-offs	2.7X	2.9X	2.7X	2.4X	2.7X
Nonperforming loans and leases	3.4X	3.3X	3.4X	3.4X	3.5X
Asset Quality Ratios (Excluding Government Guaranteed)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.05%	0.04%	0.04%	0.04%	0.04%
Applicable ratios are annualized.
(1)Includes loans held for sale.

				As of/For the Year-to-Date
				Period Ended Dec. 31
				2024	2023
Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases				0.59%	0.50%
Ratio of allowance for loan and lease losses to net charge-offs				2.7X	3.0X
Applicable ratios are annualized.

	As of/For the Quarter Ended					As of/For the Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Period Ended Dec. 31
(Dollars in millions)	2024	2024	2024	2024	2023	2024	2023
Allowance for Credit Losses
Beginning balance	$5,140	$5,110	$5,100	$5,093	$4,970	$5,093	$4,649
Provision for credit losses	471	448	451	500	572	1,870	2,109
Charge-offs:
Commercial:
Commercial and industrial	(119)	(96)	(83)	(97)	(110)	(395)	(390)
CRE	(51)	(65)	(97)	(103)	(48)	(316)	(166)
Commercial construction	—	—	—	—	(5)	—	(5)
Consumer:
Residential mortgage	(1)	—	(1)	(1)	—	(3)	(10)
Home equity	(2)	(1)	(3)	(3)	(2)	(9)	(10)
Indirect auto	(158)	(143)	(136)	(154)	(154)	(591)	(531)
Other consumer	(148)	(152)	(141)	(165)	(148)	(606)	(477)
Student	—	—	—	—	—	—	(108)
Credit card	(74)	(71)	(74)	(77)	(64)	(296)	(223)
Total charge-offs	(553)	(528)	(535)	(600)	(531)	(2,216)	(1,920)
Recoveries:
Commercial:
Commercial and industrial	15	26	14	32	16	87	70
CRE	17	5	5	7	—	34	3
Commercial construction	—	1	1	—	2	2	3
Consumer:
Residential mortgage	2	1	2	1	1	6	6
Home equity	3	4	4	5	5	16	23
Indirect auto	24	38	30	28	25	120	107
Other consumer	28	26	28	28	21	110	78
Credit card	11	9	9	9	8	38	35
Total recoveries	100	110	93	110	78	413	325
Net charge-offs	(453)	(418)	(442)	(490)	(453)	(1,803)	(1,595)
Other(1)	3	—	1	(3)	4	1	(70)
Ending balance	$5,161	$5,140	$5,110	$5,100	$5,093	$5,161	$5,093
Allowance for Credit Losses:
Allowance for loan and lease losses	$4,857	$4,842	$4,808	$4,803	$4,798
Reserve for unfunded lending commitments (RUFC)	304	298	302	297	295
Allowance for credit losses	$5,161	$5,140	$5,110	$5,100	$5,093
(1)The year ended December 31, 2023 includes the impact from the adoption of the Troubled Debt Restructurings and Vintage Disclosures accounting standard.

	Quarter Ended					As of/For the Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Period Ended Dec. 31
	2024	2024	2024	2024	2023	2024	2023
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial	0.27%	0.18%	0.18%	0.17%	0.23%	0.20%	0.20%
CRE	0.66	1.12	1.67	1.73	0.83	1.31	0.71
Commercial construction	(0.02)	(0.01)	(0.05)	(0.02)	0.22	(0.03)	0.04
Consumer:
Residential mortgage	(0.01)	(0.01)	(0.01)	—	(0.01)	(0.01)	0.01
Home equity	(0.07)	(0.11)	(0.03)	(0.08)	(0.12)	(0.07)	(0.12)
Indirect auto	2.33	1.89	1.94	2.26	2.19	2.11	1.66
Other consumer	1.63	1.73	1.60	1.96	1.74	1.73	1.40
Student	—	—	—	—	—	—	4.39
Credit card	5.10	5.04	5.33	5.54	4.38	5.26	3.85
Total loans and leases	0.59	0.55	0.58	0.64	0.57	0.59	0.50
Applicable ratios are annualized.

Segment Financial Performance - Preliminary(1)(2)

	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2024	2024	2024	2024	2023
Consumer and Small Business Banking
Net interest income (expense)	$1,388	$1,345	$1,289	$1,266	$1,342
Net intersegment interest income (expense)	1,203	1,311	1,354	1,352	1,288
Segment net interest income (expense)	2,591	2,656	2,643	2,618	2,630
Allocated provision for credit losses	344	353	308	303	359
Noninterest income	535	506	503	497	519
Personnel expense	406	399	417	405	416
Amortization of intangibles	45	45	45	46	52
Restructuring charges	1	1	1	1	33
Goodwill impairment	—	—	—	—	3,361
Other direct noninterest expense	308	298	265	244	303
Direct noninterest expense	760	743	728	696	4,165
Expense allocations	981	920	934	890	981
Total noninterest expense(3)	1,741	1,663	1,662	1,586	5,146
Income (loss) before income taxes	1,041	1,146	1,176	1,226	(2,356)
Provision (benefit) for income taxes	249	274	282	294	244
Segment net income (loss)	$792	$872	$894	$932	$(2,600)

Wholesale Banking
Net interest income (expense)	$1,978	$2,105	$2,184	$2,232	$2,297
Net intersegment interest income (expense)	(342)	(469)	(507)	(559)	(580)
Segment net interest income (expense)	1,636	1,636	1,677	1,673	1,717
Allocated provision for credit losses	126	96	142	198	212
Noninterest income	1,038	1,048	987	980	878
Personnel expense	553	569	586	580	515
Amortization of intangibles	39	39	41	42	46
Restructuring charges	4	9	9	7	47
Goodwill impairment	—	—	—	—	2,717
Other direct noninterest expense	206	182	186	176	210
Direct noninterest expense	802	799	822	805	3,535
Expense allocations	497	436	447	528	898
Total noninterest expense(3)	1,299	1,235	1,269	1,333	4,433
Income (loss) before income taxes	1,249	1,353	1,253	1,122	(2,050)
Provision (benefit) for income taxes	248	273	252	220	115
Segment net income (loss)	$1,001	$1,080	$1,001	$902	$(2,165)

Other, Treasury & Corporate(4)
Net interest income (expense)	$224	$152	$54	$(126)	$(120)
Net intersegment interest income (expense)	(861)	(842)	(847)	(793)	(708)
Segment net interest income (expense)	(637)	(690)	(793)	(919)	(828)
Allocated provision for credit losses	1	(1)	1	(1)	1
Noninterest income	(103)	(71)	(6,702)	(31)	(34)
Personnel expense	628	660	658	645	543
Amortization of intangibles	—	—	3	—	—
Restructuring charges	6	15	23	43	75
Other direct noninterest expense	839	710	860	764	1,239
Direct Noninterest Expense	1,473	1,385	1,544	1,452	1,857
Expense Allocations	(1,478)	(1,356)	(1,381)	(1,418)	(1,879)
Total noninterest expense(3)	(5)	29	163	34	(22)
Income (loss) before income taxes	(736)	(789)	(7,659)	(983)	(841)
Provision (benefit) for income taxes	(232)	(276)	(1,858)	(282)	(415)
Segment net income (loss)	$(504)	$(513)	$(5,801)	$(701)	$(426)

Total Truist Financial Corporation
Net interest income (expense)	$3,590	$3,602	$3,527	$3,372	$3,519
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income (expense)	3,590	3,602	3,527	3,372	3,519
Allocated provision for credit losses	471	448	451	500	572
Noninterest income	1,470	1,483	(5,212)	1,446	1,363
Personnel expense	1,587	1,628	1,661	1,630	1,474
Amortization of intangibles	84	84	89	88	98
Restructuring charges	11	25	33	51	155
Goodwill impairment	—	—	—	—	6,078
Other direct noninterest expense	1,353	1,190	1,311	1,184	1,752
Direct Noninterest Expense	3,035	2,927	3,094	2,953	9,557
Expense Allocations	—	—	—	—	—
Total noninterest expense	3,035	2,927	3,094	2,953	9,557
Income (loss) before income taxes	1,554	1,710	(5,230)	1,365	(5,247)
Provision (benefit) for income taxes	265	271	(1,324)	232	(56)
Net income (loss) from continuing operations	$1,289	$1,439	$(3,906)	$1,133	$(5,191)
(1)Effective January 1, 2024, several business activities were realigned reflecting updates to the Company’s operating structure. First, the CB&W segment was renamed CSBB and the C&CB segment was renamed WB. Second, the Wealth business was realigned into the WB segment from the CSBB segment, representing a separate reporting unit in that segment. Third, the small business banking client segmentation was realigned into the CSBB segment from the WB segment. The segment disclosures have been revised to reflect the segment realignment.
(2)On February 20, 2024, the Company entered into an agreement to sell the remaining 80% stake of the common equity in TIH to an investor group, representing substantially all of the Company’s IH segment. The sale represents a material strategic shift for the Company and as a result, the Company recast results for all periods presented under the discontinued operations basis of presentation. On May 6, 2024, the Company completed the sale resulting in an after-tax gain of $4.8 billion. As a result, the IH segment is no longer presented in the table above.
(3)In the third quarter of 2024, corporate expense allocation methodology was enhanced to more fully allocate certain overhead or functional expenses based on actual OT&C noninterest expense performance. Prior period results have been revised to conform to the current allocation methodology, which was not considered material to the Company’s results.
(4)Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

Capital Information - Five Quarter Trend

	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data, shares in thousands)	2024	2024	2024	2024	2023
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$48,223	$48,076	$47,706	$42,691	$42,671
Tier 1	54,127	54,746	54,376	49,361	49,341
Total	62,583	63,349	63,345	58,548	58,063
Risk-weighted assets	419,329	414,828	412,607	421,680	423,705
Average quarterly assets for leverage ratio	515,831	508,280	519,467	522,095	533,084
Average quarterly assets for supplementary leverage ratio	612,289	600,000	608,627	614,238	624,591
Risk-based capital ratios:
Common equity tier 1	11.5%	11.6%	11.6%	10.1%	10.1%
Tier 1	12.9	13.2	13.2	11.7	11.6
Total	14.9	15.3	15.4	13.9	13.7
Leverage capital ratio	10.5	10.8	10.5	9.5	9.3
Supplementary leverage	8.8	9.1	8.9	8.0	7.9
Common equity per common share	$43.90	$44.46	$42.71	$38.97	$39.31

	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data, shares in thousands)	2024	2024	2024	2024	2023
Calculations of Tangible Common Equity and Related Measures:(1)
Total shareholders’ equity	$63,679	$65,696	$63,827	$59,053	$59,253
Less:
Preferred stock	5,907	6,673	6,673	6,673	6,673
Noncontrolling interests	—	—	—	232	152
Intangible assets, net of deferred taxes (including discontinued operations)	18,274	18,350	18,471	23,198	23,306
Tangible common equity	$39,498	$40,673	$38,683	$28,950	$29,122

Outstanding shares at end of period (in thousands)	1,315,936	1,327,521	1,338,223	1,338,096	1,333,743
Tangible common equity per common share	$30.01	$30.64	$28.91	$21.64	$21.83

Total assets	$531,176	$523,434	$519,853	$534,959	$535,349
Less: Intangible assets, net of deferred taxes (including discontinued operations prior to the sale of TIH)	18,274	18,350	18,471	23,198	23,306
Tangible assets	$512,902	$505,084	$501,382	$511,761	$512,043

Equity as a percentage of total assets	12.0%	12.6%	12.3%	11.0%	11.1%
Tangible common equity as a percentage of tangible assets	7.7	8.1	7.7	5.7	5.7
(1)Tangible common equity is a non-GAAP measure that excludes the impact of intangible assets, net of deferred taxes. This measure is useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses this measure to assess balance sheet risk and shareholder value. These measures are not necessarily comparable to similar measures that may be presented by other companies.

Selected Mortgage Banking Information & Additional Information

	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data)	2024	2024	2024	2024	2023
Mortgage Banking Income
Residential mortgage income:
Residential mortgage production revenue	$25	$25	$24	$17	$14
Residential mortgage servicing income:
Residential mortgage servicing income before MSR valuation	83	80	72	88	85
Net MSRs valuation	(5)	(7)	(12)	(15)	(13)
Total residential mortgage servicing income	78	73	60	73	72
Total residential mortgage income	103	98	84	90	86
Commercial mortgage income:
Commercial mortgage production revenue	12	6	4	5	5
Commercial mortgage servicing income:
Commercial mortgage servicing income before MSR valuation	4	3	7	3	3
Net MSRs valuation	(2)	(1)	17	(1)	—
Total commercial mortgage servicing income	2	2	24	2	3
Total commercial mortgage income	14	8	28	7	8
Total mortgage banking income	$117	$106	$112	$97	$94
Other Mortgage Banking Information
Residential mortgage loan originations	$4,745	$3,726	$3,881	$2,412	$3,027
Residential mortgage servicing portfolio:(1)
Loans serviced for others	218,475	221,143	208,270	210,635	213,399
Bank-owned loans serviced	54,937	54,281	54,903	55,255	55,669
Total servicing portfolio	273,412	275,424	263,173	265,890	269,068
Weighted-average coupon rate on mortgage loans serviced for others	3.65%	3.62%	3.63%	3.59%	3.56%
Weighted-average servicing fee on mortgage loans serviced for others	0.28	0.28	0.28	0.28	0.27

Additional Information
Brokered deposits(2)	$28,085	$27,671	$27,384	$30,650	$31,260

NQDCP income (expense):(3)
Interest income	$4	$1	$—	$1	$2
Other income	(2)	12	4	15	17
Personnel expense	(2)	(13)	(4)	(16)	(19)
Total NQDCP income (expense)	$—	$—	$—	$—	$—

Common stock prices:
High	$49.06	$45.31	$40.51	$39.29	$37.83
Low	41.08	37.85	35.09	34.23	26.57
End of period	43.38	42.77	38.85	38.98	36.92
Banking offices	1,928	1,930	1,930	1,930	2,001
ATMs	2,901	2,928	2,942	2,947	3,031
FTEs(4)	37,661	37,867	41,368	49,218	50,905
FTEs - continuing operations(4)	37,661	37,867	38,140	39,417	40,997
(1)Amounts reported are unpaid principal balance.
(2)Amounts represented in interest checking, money market and savings, and time deposits.
(3)Relates to plans where Truist holds assets in proportion to participant elections.
(4)FTEs represents an average for the quarter.

Selected Items(1)

	Favorable (Unfavorable)
(Dollars in millions, except per share data) Description	Pre-Tax	After-Tax at Marginal Rate	Impact to Diluted EPS(2)
Selected Items
Fourth Quarter 2024
Restructuring charges	$(11)	$(9)	$(0.01)
FDIC special assessment (regulatory costs)	8	6	—
Third Quarter 2024
Gain on sale of TIH (net income from discontinued operations)	$36	$16	$0.01
Restructuring charges	(25)	(19)	(0.01)
FDIC special assessment (regulatory costs)	16	13	0.01
Second Quarter 2024
Gain on sale of TIH (net income from discontinued operations)	$6,903	$4,814	$3.60
Loss on sale of securities (securities gains (losses))	(6,650)	(5,089)	(3.80)
Charitable contribution (other expense)	(150)	(115)	(0.09)
Restructuring charges ($33 million in restructuring charges and $63 million in net income from discontinued operations)	(96)	(73)	(0.05)
FDIC special assessment (regulatory costs)	(13)	(11)	(0.01)
Accelerated recognition of TIH equity compensation expense (net income from discontinued operations)	(10)	(8)	(0.01)
First Quarter 2024
Accelerated recognition of TIH equity compensation expense (net income from discontinued operations)	$(89)	$(68)	$(0.05)
FDIC special assessment (regulatory costs)	(75)	(57)	(0.04)
Restructuring charges ($51 million in restructuring charges and $19 million in net income from discontinued operations)	(70)	(53)	(0.04)
Fourth Quarter 2023
Goodwill impairment	$(6,078)	$(6,078)	$(4.53)
FDIC special assessment (regulatory costs)	(507)	(387)	(0.29)
Restructuring charges ($155 million in restructuring charges and $28 million in net income from discontinued operations)	(183)	(139)	(0.10)
Discrete tax benefit (provision for income taxes)	—	204	(0.15)
Third Quarter 2023
Restructuring charges ($61 million in restructuring charges and $14 million in net income from discontinued operations)	$(75)	$(58)	$(0.04)
Second Quarter 2023
Restructuring charges ($48 million in restructuring charges and $6 million in net income from discontinued operations)	$(54)	$(41)	$(0.03)
First Quarter 2023
Restructuring charges ($56 million in restructuring charges and $7 million in net income from discontinued operations)	$(63)	$(48)	$(0.04)
(1)Includes certain selected items from the consolidated statements of income. A reconciliation of non-GAAP measures is included in the appendix to Truist’s Fourth Quarter 2024 Earnings Presentation.
(2)Diluted EPS impact for individual items may not foot to difference between GAAP diluted and adjusted EPS due to rounding.